SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 7, 2008
ATLANTIS PLASTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-09487	06-1088270
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1870 The Exchange, Suite 200, Atlanta, Georgia	30339

(Address of Principal Executive Office)	(Zip Code)
Registrant’s telephone number, including area code: (800) 497-7659
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On March 7, 2008, Atlantis Plastics, Inc. issued a press release announcing its intention to voluntarily withdraw its Class A Common Stock from registration under the Securities Exchange Act of 1934, as amended, and to delist its Class A Common Stock from the Nasdaq Capital Market.
     A copy of the press release with respect to this matter is filed herewith as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 3.01.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.
99.1	Press Release from Atlantis Plastics, Inc., dated March 7, 2008, entitled “Atlantis Plastics, Inc. Announces Intention to Voluntarily Delist from NASDAQ and Withdraw its Class A Common Stock from Registration under the Securities Exchange Act”

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIS PLASTICS, INC.

Date: March 7, 2008	By:	/s/ V.M. Philbrook

V.M. Philbrook
President and Chief Executive Officer

	By:	/s/ Paul G. Saari

Paul G. Saari
Senior Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX
99.1	Press Release from Atlantis Plastics, Inc., dated March 7, 2008, entitled “Atlantis Plastics, Inc. Announces Intention to Voluntarily Delist from NASDAQ and Withdraw its Class A Common Stock from Registration under the Securities Exchange Act”